UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2023

ALLOVIR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39409	83-1971007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

AlloVir, Inc.

1100 Winter Street

Waltham, Massachusetts 02451

(Address of principal executive offices, including zip code)

(617) 433-2605

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ALVR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 15, 2023, AlloVir, Inc. (the “Company”) filed a certificate of amendment to its amended and restated certificate of incorporation (the “Charter Amendment”) with the Secretary of State of the State of Delaware to increase the authorized shares of common stock from 150,000,000 to 300,000,000. As further described under Item 5.07 below, the proposal for the amendment was approved by the Company’s stockholders at the Company’s 2023 annual meeting of stockholders held on May 11, 2023 (the “Annual Meeting”).

A copy of the Charter Amendment, which became effective immediately upon filing with the Secretary of State of the State of Delaware, is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 5.03. The foregoing description of the amendments effected by the Charter Amendment is qualified by reference to Exhibit 3.1 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting Annual Meeting on May 11, 2023. As of March 15, 2023, the record date for the Annual Meeting, there were 93,511,558 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The Company’s stockholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on March 31, 2023: (i) to elect each of Jeffrey Bornstein, Diana Brainard, M.D., David Hallal and Shawn Tomasello as a Class III member of the board of directors, to serve until the Company’s 2026 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified (“Proposal 1”), (ii) to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (“Proposal 2”) and (iii) to amend the Company’s Third Amended and Restated Certificate of Incorporation (“Charter”) to increase the authorized shares of common stock of the Company from 150,000,000 shares to 300,000,000 shares (“Proposal 3”).

The Company’s stockholders approved the Class III director nominees recommended for election in Proposal 1 at the Annual Meeting. The Company’s stockholders voted for the Class III directors as follows:

Class III Director Nominee	For	Withhold	Broker Non- Votes
Jeffrey Bornstein	51,184,647	11,888,021	24,044,016
Diana Brainard, M.D.	54,972,729	8,099,939	24,044,016
David Hallal	54,298,062	8,774,606	24,044,016
Shawn Tomasello	51,020,208	12,052,460	24,044,016

The Company’s stockholders approved Proposal 2. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain
86,411,460	689,359	15,865

The Company’s stockholders approved Proposal 3. The votes cast at the Annual Meeting were as follows*:

For	Against	Abstain
86,571,410	544,049	1,225

*	No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.01	Certificate of Amendment to Amended and Restated Certificate of Incorporation of the registrant.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AlloVir, Inc.

Date: May 16, 2023	By:	/s/ William Wheeler
	Name:	William Wheeler
	Title:	Senior Vice President, Corporate Law